SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

___________________

Schedule 14A

___________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

GD Culture Group Limited
(Name of Registrant as Specified In Its Charter)

__________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

GD Culture Group Limited
810 Seventh Avenue, 22nd Floor
New York, NY 10019

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 27, 2024

January 17, 2024

Dear Stockholder:

Notice is hereby given that a special meeting of stockholders (the “Meeting”) of GD Culture Group Limited (formerly known as “Code Chain New Continent Limited”, “TMSR Holding Company Limited” and “JM Global Holding Company”), a Nevada corporation (the “Company”), will be held on February 27, 2024, at 1:00 p.m., Eastern Time, at the principal office of the Company located at 810 Seventh Avenue, 22nd Floor, New York, NY 10019, for the following purposes:

Proposal One.    To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders or until their successors are elected and qualified; and

Proposal Two.    To adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal One.

Holders of record of our common stock at the close of business on January 11, 2024 (the “Record Date”), are entitled to attend and vote at the meeting. The Board urges stockholders to vote “FOR ALL” of Proposal One and “FOR” of Proposal Two.

A proxy statement describing the matters to be considered at the Meeting is attached to this Notice. Our annual report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) accompanies this notice, but it is not deemed to be part of the proxy statement.

This notice, proxy statement, and form of proxy card are being distributed and made available on or about January 17, 2024.

Your vote is important. Whether or not you plan to attend the meeting, I hope that you will vote as soon as possible. You may vote your shares by either completing, signing and returning the accompanying proxy card or casting your vote over the Internet.

By Order of the Board of Directors,
Sincerely,
/s/ Xiao Jian Wang
Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON FEBRUARY 27, 2024

GD Culture Group Limited
810 Seventh Avenue, 22nd Floor
New York, NY 10019

PROXY STATEMENT

The Board of Directors (the “Board”) of GD Culture Group Limited (formerly known as “Code Chain New Continent Limited”), a Nevada corporation (the “Company,” “GDC” or “we”), is furnishing this Proxy Statement and the accompanying proxy card to you to solicit your proxy for a special meeting of stockholders (the “Meeting”). The Meeting will be held on February 27, 2024, at 1:00 p.m., Eastern Time, at the principal office of the Company located at 810 Seventh Avenue, 22nd Floor, New York, NY 10019.

QUESTIONS AND ANSWERS ABOUT THE MEETING

What is this proxy statement?

You have received this proxy statement and our annual report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”) because our Board is soliciting your proxy to vote your shares at the Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

What is the purpose of the Meeting?

At the Meeting, our stockholders will act upon the matters described in this proxy statement.

These matters include 1) the election of directors and 2) the adjournment of the Meeting to a later date or dates, if necessary.

What are the Board’s recommendations?

Our Board recommends that you vote:

•        FOR ALL nominated directors; and

•        FOR adjournment of the Meeting to a later date or dates, if necessary.

Will there be any other business on the agenda?

The Board knows of no other matters that are likely to be brought before the Meeting. If any other matters properly come before the Meeting, however, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Who is entitled to attend and vote at the Meeting?

Only stockholders of record at the close of business on January 11, 2024, which we refer to as the Record Date, are entitled to received notice of, and to attend and vote at, the Meeting. As of the Record Date, there were 5,853,416 shares of our common stock, par value $0.0001 (“Common Stock”), outstanding. Holders of Common Stock as of the record date are entitled to one vote for each share held for each of the proposals.

A list of stockholders entitled to vote at the Meeting will be available at the Meeting, and for 10 days prior to the Meeting at the principal office of the Company located at 810 Seventh Avenue, 22nd Floor, New York, NY 10019.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record.    If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Co., you are considered, with respect to those shares, the “stockholder of record.” This proxy statement and our 2022 Annual Report have been sent directly to you by us.

Beneficial Owner.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. This proxy statement and the 2022 Annual Report have been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instructions included with your proxy materials.

How do I vote my shares?

Stockholders can vote in person at the Meeting or by proxy. There are two ways to vote by proxy:

•        By Internet — You can vote over the Internet by going to www.cstproxyvote.com and following the instructions to vote your shares; or

•        By Mail — You can vote by mail by signing, dating and mailing the enclosed proxy card.

Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 12:59 p.m. (EST) on February 26, 2024. Have your proxy card in hand when you access the website and follow the instructions to vote your shares.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. Internet voting also will be offered to stockholders owning shares through certain banks and brokers. If your shares are not registered in your own name and you plan to vote your shares in person at the Meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the Meeting in order to vote.

If you vote by proxy, the individuals named on the proxy card (your “proxies”) will vote your shares in the manner you indicate. You may specify how your shares should be voted for each of the proposals. If you grant a proxy without indicating your instructions, your shares will be voted as follows:

•        FOR ALL nominated directors; and

•        FOR adjournment of the Meeting to a later date or dates, if necessary.

What constitutes a quorum?

According to the Company’s Bylaws, the presence in person or by proxy of the holders of one-third (1/3rd) of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law. Under Nevada law, an abstaining vote and a broker “non-vote” are counted as present and are, therefore, included for purposes of determining whether a quorum of shares is present at the Meeting.

What is a broker “non-vote” and what is its effect on voting?

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares does not have the authority to vote on the matter with respect to those shares. This is generally referred to as a “broker non-vote.”

What is required to approve each item?

•        For Proposal One (election of directors), each director must be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon.

•        For Proposal Two (adjournment of the Meeting to a later date or dates, if necessary), the affirmative vote of the holders of a majority of the stockholders’ shares present in person or represented by proxy at the Meeting and entitled to vote, is required.

For the purpose of determining whether the stockholders have approved Proposal Two, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. If stockholders hold their shares through a broker, bank or other nominee and do not instruct them how to vote, the broker may have authority to vote the shares for Proposal Two, which is considered a routine matter.

Stockholders may not cumulate votes in the election of directors, which means that each stockholder may vote no more than the number of shares he or she owns for a single director candidate.

Our Bylaws require that, in uncontested elections, each director be elected by the majority of votes cast with respect to such director. This means that the number of shares voted “FOR” a director nominee must exceed the number of votes “WITHHELD” from that nominee in order for that nominee to be elected. Only votes “FOR” or “WITHHELD” are counted as votes cast with respect to a director. Abstentions and broker non-votes will have no effect.

How will shares of Common Stock represented by properly executed proxies be voted?

All shares of Common Stock represented by proper proxies will, unless such proxies have previously been revoked, be voted in accordance with the instructions indicated in such proxies. If you do not provide voting instructions, your shares will be voted in accordance with the Board’s recommendations as set forth herein. In addition, if any other matters properly come before the Meeting, the persons named in the enclosed proxy, or their duly appointed substitute acting at the Meeting, will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Can I change my vote or revoke my proxy?

Any stockholder executing a proxy has the power to revoke such proxy at any time prior to its exercise. You may revoke your proxy prior to exercise by:

•        filing with us a written notice of revocation of your proxy,

•        submitting a properly signed proxy card bearing a later date,

•        voting over the Internet, or

•        voting in person at the Meeting.

What does it mean if I receive more than one set of proxy materials?

If your shares are registered under different names or are in more than one account, you may receive more than one set of proxy materials. To ensure that all your shares are voted, please vote through the Internet using each personal identification number you are provided, or complete, sign and date the multiple proxy cards relating to your multiple accounts. We encourage you whenever possible to have all accounts registered in the same name and address. You can accomplish this by contacting our transfer agent, Continental Stock Transfer & Trust Co., at (212) 845-3294.

Who paid for this proxy solicitation?

The cost of preparing, printing, assembling and mailing this proxy statement and other material furnished to stockholders in connection with the solicitation of proxies is borne by us.

How do I learn the results of the voting at the Meeting?

Preliminary results will be announced at the Meeting. Final results will be published in a Current Report on Form 8-K filed with the SEC within four business days of the Meeting.

How are proxies solicited?

In addition to the mail solicitation of proxies, our officers, directors, employees and agents may solicit proxies by written communication, telephone or personal call. These persons will receive no special compensation for any solicitation activities. We will reimburse banks, brokers and other persons holding Common Stock for their expenses in forwarding proxy solicitation materials to beneficial owners of our Common Stock.

What is “householding?”

“Householding” means that we deliver a single set of proxy materials when requested to households with multiple stockholders, provided certain conditions are met. Householding reduces our printing and mailing costs.

If you or another stockholder of record sharing your address would like to receive an additional copy of the proxy materials, we will promptly deliver it to you upon your request in one of the following manners:

•        by sending a written request by mail to:

GD Culture Group Limited

810 Seventh Avenue, 22nd Floor
New York, NY 10019
Attention: Corporate Secretary

•        by calling our Corporate Secretary, at +1-347-2590292.

If you would like to opt out of householding in future mailings, or if you are currently receiving multiple mailings at one address and would like to request householded mailings, you may do so by contacting our Corporate Secretary as indicated above.

Can I receive future stockholder communications electronically through the Internet?

Yes. You may elect to receive future notices of meetings, proxy materials and annual reports electronically through the Internet. To consent to electronic delivery, vote your shares using the Internet. At the end of the Internet voting procedure, the on-screen Internet voting instructions will tell you how to request future stockholder communications be sent to you electronically.

Once you consent to electronic delivery, you must vote your shares using the Internet and your consent will remain in effect until withdrawn. You may withdraw this consent at any time during the voting process and resume receiving stockholder communications in print form.

Whom may I contact for further assistance?

If you have any questions about giving your proxy or require any assistance, please contact our Corporate Secretary:

•        by mail, to:

GD Culture Group Limited

810 Seventh Avenue, 22nd Floor
New York, NY 10019
Attention: Corporate Secretary

•        by calling our Corporate Secretary, at +1-347-2590292.

PROPOSAL ONE

ELECTION OF DIRECTORS

The Board of Directors is responsible for establishing broad corporate policies and monitoring the overall performance of the Company. It selects the Company’s executive officers, delegates authority for the conduct of the Company’s day-to-day operations to those officers, and monitors their performance. Members of the Board keep themselves informed of the Company’s business by participating in Board and Committee meetings, by reviewing analyses and reports, and through discussions with the Chairman and other officers.

See “Nominating and corporate governance Committee” below for a discussion of the process for selecting directors.

There are currently five directors serving on the Board. At the Meeting, the five directors will be re-elected. The individuals who have been nominated for re-election to the Board at the Meeting are listed in the table below. Each of the nominees is a current director of the Company.

If, as a result of circumstances not now known or foreseen, any of the nominees is unavailable to serve as a nominee for director at the time of the Meeting, the holders of the proxies solicited by this Proxy Statement may vote those proxies either (i) for the election of a substitute nominee who will be designated by the proxy holders or by the present Board or (ii) for the balance of the nominees, leaving a vacancy. Alternatively, the size of the Board may be reduced accordingly. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve, if elected as a Director. Each director must be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon. Proxies submitted on the accompanying proxy card will be voted FOR ALL of the nominees listed below, unless the proxy card is marked otherwise.

NOMINEES

The names, the positions with the Company and the ages as of the Record Date of the individuals who are our nominees for election as directors are:

Name	Age	Position
Xiao Jian Wang	35	Chief Executive Officer, President, Chairman of the Board, and Director
Shuang Zhang	53	Vice President and Director
Mingyue Cai	44	Director and Chair of Compensation Committee
Yi Zhong	32	Director and Chair of Nominating and Corporate Governance Committee
Shuaiheng Zhang	59	Director and Chair of Audit Committee

Director Qualifications — General

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to shareowners. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements for service on the Board that are applicable to all directors and that there are other skills and experience that should be represented on the Board as a whole but not necessarily by each director. The Board and the Nominating and Corporate Governance Committee of the Board consider the qualifications of directors and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

Summary of Qualifications of Nominees for Director

Set forth below is a summary of some of the specific qualifications, attributes, skills and experiences of our directors which we believe qualify them to serve on our Board. For more detailed information, please refer to the information for each director set forth in the section titled “Directors and Executive Officers”.

Xiao Jian Wang.    Mr. Xiao Jian Wang was the Vice President of Business Development at Foregrowth Inc. in Vancouver, Canada, where he formulated and executed comprehensive business plans, achieving defined sales targets and driving market expansion, conducted training sessions for financial advisors, equipping them with in-depth knowledge of compliance requirements, market insights, and product features, and conducted extensive research and due diligence on potential alternative investment opportunities, resulting in successful acquisitions and partnerships. Prior to that, Mr. Wang was a Private Banking Consultant and an Interbank Commercial Paper Trader at China Minsheng Bank in Chongqing, China. We believe Mr. Wang is well-qualified to serve as a member of our board due to his in-depth knowledge and experience in asset management and investment, and his experience in management.

Shuang Zhang.    Ms. Zhang has over 20 years of experience in public relations. We believe Ms. Zhang is well-qualified to serve as a member of our board due to her extensive management experience and familiarity of our business.

Mingyue Cai.    Mr. Cai brings to the Board extensive experience in artificial intelligence development and application. We believe Mr. Cai is well-qualified to serve as a member of our board due to his experience in the technology industry.

Yi Zhong.    Mr. Zhong has over 10 years of experience in fund management and investment. We believe Mr. Zhong is well-qualified to serve as a member of our board due to his extensive management and investment experience.

Shuaiheng Zhang.    Mr. Zhang has more than 40 years of working experience in management. We believe Mr. Zhang is well-qualified to serve as a member of our board due to his extensive management experience.

General Information

For information as to the shares of the Common Stock held by each nominee, see “Security Ownership of Certain Beneficial Owners and Management”.

All directors will hold office for the terms indicated, or until their earlier death, resignation, removal or disqualification, and until their respective successors are duly elected and qualified. There are no arrangements or understandings between any of the nominees, directors or executive officers and any other person pursuant to which any of our nominees, directors or executive officers have been selected for their respective positions. No nominee, member of the Board or executive officer is related to any other nominee, member of the Board of Directors or executive officer.

Vote Required and Board of Directors’ Recommendation

Each director must be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES “FOR ALL” OF THE DIRECTOR NOMINEES DESCRIBED IN THIS PROPOSAL ONE.

PROPOSAL TWO

ADJOURNMENT OF THE MEETING TO A LATER DATE OR DATES, IF NECESSARY, TO PERMIT FURTHER SOLICITATION AND VOTE OF PROXIES IN THE EVENT THAT THERE ARE INSUFFICIENT VOTES FOR, OR OTHERWISE IN CONNECTION WITH, THE APPROVAL OF PROPOSAL ONE

The Proposal Two, if adopted, will allow the Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposal One.

If the Proposal Two is not approved by our shareholders, the Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposal One.

Vote Required and Board of Directors’ Recommendation

Proposal Two will be approved if a majority of the total votes properly cast in person or by proxy at the Meeting by the holders of Common Stock vote “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
SELECTION OF INDEPENDENT AUDITORS DESCRIBED IN PROPOSAL TWO.

SMALLER REPORTING COMPANY

We are also a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act, and have elected to take advantage of certain of the scaled disclosure available for smaller reporting companies.

DIRECTORS AND EXECUTIVE OFFICERS

Information about Directors Nominees and Executive Officers

The following table and biographical description set forth information with respect to our director nominees and executive officers.

Name	Age	Position
Xiao Jian Wang	35	Chief Executive Officer, President, Chairman of the Board, and Director
Zihao Zhao	29	Chief Financial Officer
Lu Cai	32	Chief Operating Officer
Shuang Zhang	53	Vice President and Director
Mingyue Cai(1)(2)(3)	44	Director and Chair of Compensation Committee
Yi Zhong(1)(2)(3)	32	Director and Chair of Nominating and Corporate Governance Committee
Shuaiheng Zhang(1)(2)(3)	59	Director and Chair of Audit Committee

____________

(1)      Member of our Audit Committee

(2)      Member of our Compensation Committee

(3)      Member of our Nominating and Corporate Governance Committee

Business Experience and Directorships

The following describes the backgrounds of the director nominees and executive officers. Our board of directors has determined that (a) other than Xiao Jian Wang and Shuang Zhang, all of our directors are independent directors as defined under the NASDAQ Stock Market’s listing standards governing members of boards of directors, and (b) the members of our Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee are independent under applicable SEC rules.

Mr. Xiao Jian Wang

Mr. Xiao Jian Wang has been the Chief Executive Officer, President, Chairman of the Board, and a Director of the Company since April 2023. Prior to joining our Company, Mr. Wang was the Vice President of Business Development at Foregrowth Inc. in Vancouver, Canada, where he formulated and executed comprehensive business plans, achieving defined sales targets and driving market expansion, conducted training sessions for financial advisors, equipping them with in-depth knowledge of compliance requirements, market insights, and product features, and conducted extensive research and due diligence on potential alternative investment opportunities, resulting in successful acquisitions and partnerships. Prior to that, Mr. Wang was a Private Banking Consultant and an Interbank Commercial Paper Trader at China Minsheng Bank in Chongqing, China. Mr. Wang received his Bachelor of Science in Mathematics degree from University of British Columbia in 2012.

Mr. Zihao Zhao

Mr. Zihao Zhao has been the Chief Financial Officer of the Company since April 2023. Prior to joining our Company, Mr. Zhao was a senior audit assistant at PricewaterhouseCoopers, PWC, Shanghai from 2016 to 2019. Mr. Zhao received his Bachelor of Science in Taxation degree from Shanghai Lixin University of Accounting and Finance in 2016.

Ms. Lu Cai

Ms. Lu Cai has been the Chief Financial Officer of the Company since February 2023. Ms. Cai has over 10 years of extensive experience in financial management and consulting. Since July 2020, Ms. Lu Cai has been the Chief Executive Officer of Beijing Boda Shengshi Financial Consulting Co., Ltd, a firm that offers initial public offering and pre-marketing consulting services in China. From July 2017 to May 2020, Ms. Lu Cai was a Vice President of SINO-TONE Beijing Consulting Co., Ltd, a consulting firm based in Beijing, China. Ms. Lu Cai graduated from Beijing Foreign Studies University.

Ms. Shuang Zhang

Ms. Shuang Zhang, has been a Director of the Company since October 2022. Ms. Zhang co-founded Shanghai Highlight Media Co., Ltd., previously an indirect subsidiary of the Company, in 2016 and has been its Chief Executive Officer since 2017. During her tenure as the Chief Executive Officer, Ms. Zhang managed the planning, creation and publication of books about the company history of industry leaders in China, published in top financial publications in China. From 2015 to 2016, Ms. Zhang was the director of public relations at Ctrip, an online travel company in China. From 2004 to 2015, Ms. Zhang was the editor-in-chief of China Business News, responsible for editing, performance, and quality control. Ms. Zhang received her bachelor’s degree in Journalism from Heilongjiang University in China in 1991 and her Master of Business Administration degree from the Antai College of Management and Economics of Shanghai Jiaotong University.

Mr. Mingyue Cai

Mr. Mingyue Cai has been an independent director of our Board since February 2020. Mr. Cai has been the Vice President at Yitu Safety Technology (Shenzhen) Co., Ltd., a PRC company engages in artificial intelligence development and application. From November 2009 to August 2017, he was an administrative director at Rugao Port Group Co., Ltd., a PRC company that focuses on port logistics, industrial park construction and timber, coal and ore trade. From June 2004 to October 2009, Mr. Cai worked as a manager at Shanghai Rishan Environmental Protection Technology Co., Ltd., a PRC company that distribute and retail environmentally friendly cleaning products. Mr. Cai has a bachelor’s degree in administrative management.

Mr. Yi Zhong

Mr. Yi Zhong has been appointed as an independent director of our Board since February 2023. Mr. Zhong is experienced in fund in management. Since 2014, Mr. Yi Zhong has been a fund manager at Huajian Securities in Shenzhen China, where he managed long-short equity portfolio, analyzed market trends, economic data and company financials to make investment decisions. From 2013 to 2017, Mr. Yi Zhong was a fund manager assistant at Hongouruibo Investment Fund in Shenzhen China, where Mr. Yi Zhong participated in the management of a global equity portfolio, developed and implemented investment strategies that effectively balance risk and reward. Mr. Yi Zhong received his bachelor’s degree in business administration from University of Toronto.

Mr. Shuaiheng Zhang

Mr. Shuaiheng Zhang has been appointed as an independent director of our Board since February 2023. Mr. Zhang has more than 40 years of working experience in management. Since September 2019, Mr. Shuaiheng Zhang has been the general manager at Sunwoda Huizhou New Energy Co., Ltd., a high-tech enterprise with research and development, design, production and sale of lithium-ion battery cell and module and a wholly owned subsidiary of Sunwoda Electronic Co., Ltd., a company listed on the Growth Enterprise Market of Shenzhen Stock Exchange since 2011. From October 1994 to July 2013, Mr. Shuaiheng Zhang was the general manager and vice chairman of the board at Shenzhen SEG Co., Ltd., a company listed on the main board of Shenzhen Stock Exchange that are engaged in development of electronic information industry and electronic product trading market. From July 2013 to December 2015, Mr. Shuaiheng Zhang was the vice general manager at Shenzhen SI Semiconductors Co., Ltd., a power semiconductor device manufacturer. From December 2015 to September 2019, Mr. Shuaiheng Zhang was the general manager and chairman of the board of Shenzhen SEG Longyan Energy Technology CO., Ltd., a subsidiary of Shenzhen SEG Co., Ltd. Mr. Shuaiheng Zhang received his bachelor degree In mechanical engineering from Xidian University and his master degree in computer science from Tsinghua University.

Family Relationships

There are no family relationships between any of our directors or executive officers.

Legal Proceedings

No director or executive officer of the Company has been a party in any material legal proceedings in which a director or executive officer or any associate of these parties is adverse to the Company or its subsidiaries or has a material interest adverse to the Company or its subsidiaries. In addition, to our knowledge, director or executive officer of the Company is or was involved in any legal events during the last ten years that are material to the person’s ability or integrity.

CORPORATE GOVERNANCE

Our current corporate governance practices and policies are designed to promote stockholder value and we are committed to the highest standards of corporate ethics and diligent compliance with financial accounting and reporting rules. Our Board provides independent leadership in the exercise of its responsibilities. Our management oversees a system of internal controls and compliance with corporate policies and applicable laws and regulations, and our employees operate in a climate of responsibility, candor and integrity.

Corporate Governance Guidelines

We and our Board are committed to high standards of corporate governance as an important component in building and maintaining stockholder value. To this end, we regularly review our corporate governance policies and practices to ensure that they are consistent with the high standards of other companies. We also closely monitor guidance issued or proposed by the SEC and the provisions of the Sarbanes-Oxley Act of 2002 and the Dodd-Frank Wall Street Reform and Consumer Protection Act, as well as the emerging best practices of other companies. The current corporate governance guidelines are available on the Company’s website gdculturegroup.com. Printed copies of our corporate governance guidelines may be obtained, without charge, by contacting the Corporate Secretary, GD Culture Group Limited, 810 Seventh Avenue, 22nd Floor, New York, NY 10019.

The Board and Committees of the Board

The Company is governed by the Board that currently consists of five members as identified above. Currently, the Board has three committees: the Audit Committee, the Compensation Committee and the Nominating and corporate governance Committee.

Each of these committees is comprised entirely of independent directors. From time to time, the Board may establish other committees. The Board has adopted a written charter for the Audit Committee, the Compensation Committee, and the Nominating and corporate governance Committee.

Prior to establishing the committees of the Board of Directors, our entire Board of Directors handled the functions that would otherwise be handled by each of the committees.

The Board’s Role in Risk Oversight

The Board oversees that the assets of the Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that the Company’s business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing the Company. In this regard, the Board seeks to understand and oversee critical business risks. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company’s business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for the Company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, the management are charged with managing risk. The Company has internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board and the Audit Committee monitor and evaluate the effectiveness of the internal controls and the risk management program at least annually. The Board implements its risk oversight function both as a whole and through Committees. Much of the work is delegated to various Committees, which meet regularly and report back to the full Board. All Committees play significant roles in carrying out the risk oversight function which is described in more details below.

Diversity

The Board does not have a formal policy with respect to Board nominee diversity. In recommending proposed nominees to the Board, the Nominating and Corporate Governance Committee is charged with building and maintaining a board that has an ideal mix of talent and experience to achieve our business objectives in the current environment.

In particular, the Nominating and Corporate Governance Committee is focused on relevant subject matter expertise, depth of knowledge in key areas that are important to us, and diversity of thought, background, perspective and experience so as to facilitate robust debate and broad thinking on strategies and tactics pursued by us.

Board Diversity Matrix

This table below provides certain information regarding the diversity of our Board as of the date of this proxy statement.

Board Diversity Matrix for GDC As of the date of this proxy statement
Total Number of Directors	5

	Female	Male		Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4		0	0

Part II: Demographic Background
African American or Black	0	0		0	0
Alaskan Native or American Indian	0	0		0	0
Asian	1	4		0	0
Hispanic or Latinx	0	0		0	0
Native Hawaiian or Pacific Islander	0	0		0	0
White	0	0		0	0
Two or More Races or Ethnicities	0	0		0	0
LGBTQ+			0
Did Not Disclose Demographic Background			0

Board Independence

Our Common Stock is currently trading on Nasdaq Capital Market; we are required to comply with the director independence requirements of the Nasdaq rules. The Board of Directors also consults with counsel to ensure that the Boards of Directors’ determinations are consistent with those rules and all relevant securities and other laws and regulations regarding the independence of directors, including those adopted under the Sarbanes-Oxley Act of 2002 with respect to the independence of Audit Committee members. The Nasdaq listing standards define an “independent director” generally as a person, other than an officer of a company, who does not have a relationship with the company that would interfere with the director’s exercise of independent judgment. Three of our directors, Mr. Mingyue Cai, Mr. Yi Zhong, and Mr. Shuaiheng Zhang are “independent” as that term is defined by Nasdaq Rule 4200(a)(15); accordingly, we satisfy the “independent director” requirements, which requires that a majority of a company’s directors be independent.

Audit Committee

Our Audit Committee currently consists of Mr. Mingyue Cai, Mr. Yi Zhong, and Mr. Shuaiheng Zhang, with Mr. Shuaiheng Zhang serving as the chairman of the Audit Committee. We believe that each of these individuals qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. We also believe that Mr. Shuaiheng Zhang qualifies as our “audit committee financial expert,” as such term is defined in Item 401(h) of Regulation S-K. Our board of directors has adopted a written charter for the Audit Committee, which is which is available on our corporate website at gdculturegroup.com.

The audit committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:

•        reviewing and discussing with management and the independent auditor our annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our Form 10-K;

•        discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;

•        discussing with management major risk assessment and risk management policies;

•        monitoring the independence of the independent auditor;

•        verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•        reviewing and approving all related-party transactions;

•        inquiring and discussing with management our compliance with applicable laws and regulations;

•        pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;

•        appointing or replacing the independent auditor;

•        determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•        establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies; and

Compensation Committee

Our Compensation Committee currently consists of Mr. Mingyue Cai, Mr. Yi Zhong, and Mr. Shuaiheng Zhang, with Mr. Mingyue Cai serving as the chairman of the Compensation Committee. Each of the members of our Compensation Committee is independent under the applicable NASDAQ listing standards. Our board of directors has adopted a written charter for the Compensation Committee, which is which is available on our corporate website at gdculturegroup.com.

The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but not limited to:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Nominating and corporate governance Committee

Our Nominating and corporate governance Committee is responsible for, among other matters: (1) identifying individuals qualified to become members of our board of directors, consistent with criteria approved by our board of directors; (2) overseeing the organization of our board of directors to discharge the board’s duties and responsibilities properly and efficiently; (3) identifying best practices and recommending corporate governance principles; and (4) developing and recommending to our board of directors a set of corporate governance guidelines and principles applicable to us.

Our Nominating and corporate governance Committee currently consists of Mr. Mingyue Cai, Mr. Yi Zhong, and Mr. Shuaiheng Zhang, with Mr. Yi Zhong serving as the chairman of the Nominating and corporate governance Committee. Each of the members of our Nominating and corporate governance Committee is independent under the applicable NASDAQ listing standards. Our board of directors has adopted a written charter for the Nominating and corporate governance Committee, which is available on our corporate website at gdculturegroup.com.

The compensation committee’s duties, which are specified in our Compensation Committee Charter, include, but not limited to:

•        identifying and screening individuals qualified to become members of the Board, consistent with criteria approved by the Board;

•        making recommendations to the Board regarding the selection and approval of the nominees for director to be submitted to a shareholder vote at the annual meeting of shareholders;

•        overseeing the Company’s corporate governance practices and procedures, including identifying best practices and reviewing and recommending to the Board for approval any changes to the documents, policies and procedures in the Company’s corporate governance framework, including its certificate of incorporation and by-laws;

•        reviewing the Board’s committee structure and composition and to make recommendations to the Board regarding the appointment of directors to serve as members of each committee and committee chairmen annually;

•        identifying and making recommendations to the Board regarding the selection and approval of candidates to fill such vacancy either by election by shareholders or appointment by the Board, If a vacancy on the Board and/or any Board committee occurs;

•        developing and recommending to the Board for approval standards for determining whether a director has a relationship with the Company that would impair its independence;

•        reviewing and discussing with management disclosure of the Company’s corporate governance practices, including information regarding the operations of the Nominating and Corporate Governance Committee and other Board committees, director independence and the director nominations process, and to recommend that this disclosure be, included in the Company’s proxy statement or annual report on Form 10-K, as applicable; and

•        developing and recommending to the Board for approval a Company Code of Business Conduct and Ethics (the “Code”), to monitor compliance with the Company’s Code, to investigate any alleged breach or violation of the Code, to enforce the provisions of the Code and to review the Code periodically and recommend any changes to the Board.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our employees, including our chief executive officer, chief financial officer and principal accounting officer. Our Code of Ethics is available on our corporate website at gdculturegroup.com. If we amend or grant a waiver of one or more of the provisions of our Code of Ethics, we intend to satisfy the requirements under Item 5.05 of Form 8-K regarding the disclosure of amendments to or waivers from provisions of our Code of Ethics that apply to our principal executive officer, principal financial officer and principal accounting officer by posting the required information on our website at the above address.

Board meetings in 2022

Our Board acted 21 times by unanimous written consent in lieu of a meeting during the fiscal year ended December 31, 2022. The Audit Committee acted 6 times by unanimous written consent during the fiscal year ended December 31, 2022. The Compensation Committee acted 4 times by unanimous written consent during the fiscal year ended December 31, 2022. The Nominating and Corporate Governance Committee acted 4 times by unanimous written consent during the fiscal year ended December 31, 2022. Each incumbent director attended all of the meetings of the Board of Directors and of the standing committees of which he or she was a member during 2022. The Board invites, but does not require, directors to attend the Meeting.

Stockholder Communication with the Board of Directors.

Stockholders may communicate with the Board, including non-management directors, by sending a letter to our board of directors, c/o Corporate Secretary, GD Culture Group Limited, 810 Seventh Avenue, 22nd Floor, New York, NY 10019 for submission to the board or committee or to any specific director to whom the correspondence is directed. Stockholders communicating through this means should include with the correspondence evidence, such as documentation from a brokerage firm, that the sender is a current record or beneficial stockholder of the Company. All communications received as set forth above will be opened by the Corporate Secretary or his designee for the sole purpose of determining whether the contents contain a message to one or more of our directors. Any contents that are not advertising materials, promotions of a product or service, patently offensive materials or matters deemed, using reasonable judgment, inappropriate for the Board will be forwarded promptly to the chairman of the Board, the appropriate committee or the specific director, as applicable.

EXECUTIVE COMPENSATION

The following table provides disclosure concerning all compensation paid for services to GDC in all capacities for our fiscal years ended December 31, 2022 and 2021 provided by our current and former Chief Executive Officers and Chief Financial Officers.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Other Compensation ($)	Total ($)
Xiao Jian Wang(1)	2022	—	—	—	—	—	—
(CEO, President and Chairman of the Board)	2021	—	—	—	—	—	—

Zihao Zhao(2)	2022	—	—	—	—	—	—
(CFO)	2021	—	—	—	—	—	—

Hongxiang Yu(3)	2022	7,500	—	—	—	—	7,500
(Former CEO, President and Chairman of the Board)	2021	—	—	—	—	—	—

Wei Xu(4)	2022	7,500	—	—	—	—	7,500
(Former CEO, President and Chairman of the Board)	2021	10,000	—	—	—	—	10,000

Yimin Jin(5)	2022	—	—	—	—	—	—
(Former CEO)	2021	66,667	—	—	—	—	66,667

Weidong (David) Feng(6)	2022	—	—	—	—	—	—
(Former CEO)	2021	33,333	—	—	—	—	33,333

Tingjun Yang(7)	2022	—	—	—	—	—	—
(Former CEO)	2021	18,750	—	—	—	—	18,750

Yi Li(8)	2022	30,000	—	—	—	—	30,000
(Former CFO)	2021	30,000	—	—	—	—	30,000

____________

(1)      Mr. Xiao Jian Wang was appointed as the Chief Executive Officer, President, Chairman of the Board and a director of the Company, effective April 21, 2023.

(2)      Mr. Zihao Zhao was appointed as the Chief Financial Officer of the Company, effective April 21, 2023.

(3)      Mr. Hongxiang Yu was appointed as the Chief Executive Officer, President, Chairman of the Board and a director of the Company, effective October 4, 2022. Mr. Yu tendered his resignation as the Chief Executive Officer, President, Chairman of the Board and a director on April 21, 2023.

(4)      Mr. Wei Xu was appointed as a director of the Company on January 3, 2020, as the Co-Chairman of the Board on February 25, 2020, as the President on October 29, 2020, and the CEO on January 21, 2022. On October 4, 2022, Mr. Xu tendered his resignation as the Chief Executive Officer, President, Chairman of the Company.

(5)      Mr. Yimin Jin was appointed as the Co-CEO of the Company on April 15, 2019. Mr. Jin was also a director of the Company. On April 7, 2021, Mr. Jin tendered his resignation as a director and Co-Chairman of the Board of Director of the Company. On September 7, 2021, Mr. Jin tendered his resignation as Co-Chief Executive Officer of the Company.

(6)      Mr. Weidong (David) Feng was appointed as the Co-CEO of the Company on February 1, 2021. On October 1, 2021, Mr. Feng tendered his resignation as Co-Chief Executive Officer of the Company.

(7)      Mr. Tingjun Yang was appointed as the CEO of the Company on September 7, 2021. On January 21, 2022, Mr. Yang tendered his resignation as Chief Executive Officer of the Company.

(8)      Ms. Yi Li was appointed as the CFO of the Company on April 25, 2019. Ms. Li tendered her registration as the Chief Financial Officer on April 21, 2023.

Grants of Plan Based Awards in the Fiscal Year Ended December 31, 2022

During the fiscal year ended December 31, 2022, no shares of common stock were granted to our officers and directors under any plan.

Outstanding Equity Awards at Fiscal Year-End

None.

Employment Contracts, Termination of Employment, Change-in-Control Arrangements

We have entered into employment agreements with each of our executive officers, respectively, (each an “Employment Agreement,” collectively, the “Employment Agreements”). Under these agreements, each of our executive officers is employed for a specified time period. We may terminate employment for cause, at any time, without advance notice or remuneration, for certain acts of the executive officer, such as conviction or plea of guilty to a crime, or misconduct or a failure to perform agreed duties. The executive officer may resign at any time with a three-month advance written notice.

The officers also agreed to enter into additional confidential information and invention assignment agreements and are subject to certain non-compete and non-solicitation restrictions for a period one year following termination.

Director Compensation

The following table represents compensation earned by our non-executive directors in 2022.

Name	Fees earned in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Shuaiheng Zhang(1)	$—	—	—	—	—
Yi Zhong(2)	$—	—	—	—	—
Mingyue Cai(3)	$10,000	—	—	—	$10,000
Junhong He(4)	$2,917	—	—	—	$2,917
Jing Zhang(5)	$2,917	—	—	—	$2,917
Siyang Hu(6)	$7,083	—	—	—	7,083
Fei Gan(7)	$7,083	—	—	—	7,083

____________

(1)      Mr. Shuaiheng Zhang was appointed as a director of the Company on February 9, 2023.

(2)      Mr. Yi Zhong was appointed as a director of the Company on February 17, 2023.

(3)      Mr. Mingyue Cai was appointed as a director of the Company on February 25, 2020.

(4)      Ms. Junhong He was appointed as a director of the Company on September 15, 2022. Ms. He resigned from her position on February 17, 2023.

(5)      Ms. Jing Zhang was appointed as a director of the Company on September 15, 2022. Ms. Zhang resigned from her position on February 9, 2023.

(6)      Mr. Siyang Hu was appointed as a director of the Company on September 2, 2021. Mr. Hu resigned from his position on September 15, 2022.

(7)      Mr. Fei Gan was appointed as a director of the Company on February 11, 2021. Mr. Gan resigned from his position on September 15, 2022.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of January 11, 2024 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of Common Stock;

•        each of our executive officers and directors that beneficially owns shares of our Common Stock; and

•        all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

The percentage ownership information shown in the table below is based on that there were 5,853,416 shares of common stock outstanding as of January 11, 2024.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Directors and Named Executive Officers
Xiao Jian Wang, Chief Executive Officer President, Chairman of the Board and Director	0	0%
Zihao Zhao, Chief Financial Officer	0	0
Lu Cai, Chief Operating Officer	0	0
Shuang Zhang, Vice President and Director	90,000	1.54%
Mingyue Cai, Director and Chair of Compensation Committee	0	—
Yi Zhong, Director and Chair of Nominating and Corporate Governance Committee	0	—
Shuaiheng Zhang, Director and Chair of Audit Committee	0	—

All officers and directors as a group (7 persons):	90,000	1.54%

5% or more Beneficial Owner
None

____________

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o GD Culture Group Limited, 810 Seventh Avenue, 22nd Floor, New York, NY 10019.

TRANSACTIONS WITH RELATED PERSONS

Transactions with Related Persons

During the fiscal year ended December 31, 2022 and 2021, the Company did not have any transactions with related parties.

Policies and Procedures for Review, Approval or Ratification of Transactions with Related Parties

The Company qualifies as a smaller reporting company, as defined in Rule 12b-2 of the Exchange Act, and is not required to provide the policies and procedures for review, approval or ratification of transactions with related parties.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our Common Stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such Forms, we believe that during the year ended December 31, 2022, there were no delinquent filers, except that (i) Hongxiang Yu, a prior Chief Executive Officer, President, Chairman of the Board and director, failed to timely file a Form 3 to report the acquisition of 210,000 shares of common stock in September 2022 (adjusted to reflect the Company’s reverse stock split effective in November 2022); (ii) Shuang Zhang, our Vice President and director, failed to timely file a Form 3 to report the acquisition of 90,000 shares of common stock in September 2022 (adjusted to reflect the Company’s reverse stock split effective in November 2022); and (iii) Wei Xu a prior Chief Executive Officer, President, Chairman of the Board and director, failed to timely file a Form 4 to report the acquisition of 256,000 shares of common stock in June 2022 (adjusted to reflect the Company’s reverse stock split effective in November 2022).

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2022.

The Audit Committee has reviewed and discussed the Company’s audited financial statements and the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission with its independent auditors. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent auditor’s independence and based upon such review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022.

Respectfully submitted,

The Audit Committee of the Board of Directors

Shuaiheng Zhang, Chairman
Yi Zhong
Mingyue Cai

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

Recent Change of Independent Registered Public Accounting Firm

On October 11, 2022, the Company notified its independent registered public accounting firm, WWC, P.C. its decision to dismiss WWC, P.C. as the Company’s auditor.

The reports of WWC, P.C. on the financial statements of the Company for the fiscal year ended December 31, 2021 and the related statements of operations and comprehensive income (loss), changes in stockholders’ equity (deficit), and cash flows for the fiscal year ended December 31, 2021 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change the independent registered public accounting firm was recommended and approved by the Audit Committee and the Board of Directors of the Company. During the Company’s most recent fiscal year ended December 31, 2021 and through October 11, 2022, the date of dismissal, (a) there were no disagreements with WWC, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of WWC, P.C., would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

On October 11, 2022, the Audit Committee and the Board of Directors of the Company appointed Enrome LLP as its new independent registered public accounting firm to audit the Company’s financial statements. During the two most recent fiscal years ended December 31, 2021 and 2020 and any subsequent interim periods through the date hereof prior to the engagement of Enrome LLP, neither the Company, nor someone on its behalf, has consulted Enrome LLP regarding:

(i)     either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)    any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

On October 12, 2023, the Company notified its independent registered public accounting firm, Enrome LLP, its decision to dismiss Enrome LLP as the Company’s auditor.

The reports of Enrome LLP on the financial statements of the Company for the fiscal year ended December 31, 2022 and the related statements of operations and comprehensive income (loss), changes in stockholders’ equity (deficit), and cash flows for the fiscal year ended December 31, 2022 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The decision to change the independent registered public accounting firm was recommended and approved by the Audit Committee and the Board of Directors of the Company.

During the Company’s most recent fiscal year ended December 31, 2022 and through October 12, 2023, the date of dismissal, (a) there were no disagreements with Enrome LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Enrome LLP, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

On October 12, 2023, the Audit Committee and the Board of Directors of the Company appointed HTL International, LLC as its new independent registered public accounting firm to audit the Company’s financial statements. During the two most recent fiscal years ended December 31, 2022 and 2021 and any subsequent interim periods through the date hereof prior to the engagement of HTL, neither the Company, nor someone on its behalf, has consulted HTL International, LLC regarding:

(i)     either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and either a written report was provided to the Company or oral advice was provided that the new independent registered public accounting firm concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)    any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of fees paid or to be paid to the Company’s independent registered public accounting firms for services rendered.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by the Company’s independent registered public accounting firms in connection with regulatory filings. The aggregate fees billed or to be billed by the Company’s independent registered public accounting firms for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC. The aggregate fees billed by WWC, P.C. for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC during the years ended December 31, 2022 and 2021 totaled $105,000 and $225,000, respectively. The aggregate fees billed or to be billed by Enrome LLP for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the years ended December 31, 2022 and 2021 totaled $140,000 and $0, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings. For the year ended December 31, 2022 and 2021, we did not pay HTL International, LLC for any audit services.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended December 31, 2022 and 2021, we did not pay WWC, P.C., Enrome LLP or HTL International, LLC for consultations concerning financial accounting and reporting standards.

Tax Fees.    During the year ended December 31, 2022 and 2021, we did not pay WWC, P.C., Enrome LLP or HTL International, LLC for preparation of any US Income Tax Returns.

All Other Fees.    During the year ended December 31, 2022 and 2021, we did not pay WWC, P.C., Enrome LLP or HTL International, LLC for other services.

STOCKHOLDER PROPOSALS FOR THE MEETING

If you wish to have a proposal included in our proxy statement for next year’s annual meeting in accordance with Rule 14a-8 under the Exchange Act, your proposal must be received by the Corporate Secretary of GD Culture Group Limited, 810 Seventh Avenue, 22nd Floor, New York, NY 10019:

•        Not later than January 31, 2024; or

•        If the date of next year’s annual meeting is moved more than 30 days before or after the anniversary date of this year’s annual meeting, the deadline for inclusion of proposals in our proxy statement is instead 120 days before we begin to print and mail our proxy materials for next year’s meeting.

A proposal which is received after that date or which otherwise fails to meet the requirements for stockholder proposals established by the SEC will not be included. The submission of a stockholder proposal does not guarantee that it will be included in the proxy statement.

2022 ANNUAL REPORT

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of our Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”), including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year. Such written requests should be directed to contacting the Corporate Secretary, GD Culture Group Limited, 810 Seventh Avenue, 22nd Floor, New York, NY 10019. A copy of our 2022 Annual Report is also made available on our website www.gdculturegroup.com.

OTHER MATTERS

As of the date of this Proxy Statement, the Board of Directors has no knowledge of any business which will be presented for consideration at the Meeting other than the election of directors and the ratification of the appointment of the accountants of the Company. Should any other matters be properly presented, it is intended that the enclosed proxy card will be voted in accordance with the best judgment of the persons voting the proxies.

Date: January 17, 2024	By Order of the Board of Directors
/s/ Xiao Jian Wang
Xiao Jian Wang
Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail GD CULTURAL GROUP Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on February 26, 2024. INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. PROXY CARD FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED X Please mark THE BOARD OF DIRECTORS RECOMMENDS TO VOTE “FOR ALL” FOR PROPOSAL 1 AND “FOR” PROPOSAL 2. your votes like this 1. To elect five directors to serve on the Company’s Board of Directors (the “Board”) until the next annual meeting of stockholders or until their successors are elected and qualified; and 2. To adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection FOR AGAINST ABSTAIN Director Nominees: (1) Xiao Jian Wang (2) Shuang Zhang (3) Mingyue Cai (4) Yi Zhong (5) Shuaiheng Zhang FOR ALL WITHHOLD ALL FOR ALL EXCEPT with, the approval of Proposal One. To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nom-inee(s) on the line below. CONTROL NUMBER Signature Signature, if held jointly Date , 2024 Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors. adminis-trators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

FOLD HERE DO NOT SEPARATE INSERT IN ENVELOPE PROVIDED GD CULTURAL GROUP THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS The undersigned appoints Xiao Jian Wang and Zihao Zhao, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of GD Cultural Group held of record by the undersigned at the close of business on January 11, 2024 at the Special Meeting of Shareholders of GD Cultural Group, to be held on February 27, 2024 at 1:00 p.m. Eastern Time at 810 Seventh Avenue, 22nd Floor, New York, NY 10019. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLD-ER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” FOR PROPOSAL 1 AND “FOR” PROPOSAL 2, AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY AD-JOURNMENTS THEREOF. (Continued and to be marked, dated and signed, on reverse side)